UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 22, 2009


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)

        New York                      1-7657                13-4922250
----------------------------   -----------------------    ------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
     of incorporation)                                   Identification No.)


       200 Vesey Street, World Financial Center
                 New York, New York                      10285
       ----------------------------------------       ----------
       (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                     None
              --------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND ITEM 7.01
REGULATION FD DISCLOSURE

The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

On October 22, 2009, American Express Company issued a press release announcing its financial results for the third quarter of 2009. A copy of such press release is attached to this report as Exhibit 99.1 and is hereby incorporated herein by reference. In addition, in conjunction with the announcement of its financial results, American Express Company distributed additional financial information relating to its 2009 third quarter financial results and a 2009 Third Quarter Earnings Supplement. Such additional financial information and the 2009 Third Quarter Earnings Supplement are attached to this report as Exhibits 99.2 and 99.3, respectively, and each is hereby incorporated by reference.


EXHIBIT

99.1 Press Release, dated October 22, 2009, of American Express Company announcing its financial results for the third quarter of 2009.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2009.

99.3   2009 Third Quarter Earnings Supplement of American Express Company.


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


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPRESS COMPANY
                                        (REGISTRANT)

                                        By:    /s/ Carol V. Schwartz
                                        Name:  Carol V. Schwartz
                                        Title: Secretary



DATE:   October 22, 2009

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
                                 EXHIBIT INDEX


Exhibit
No.      Description
-------  -----------

99.1 Press Release, dated October 22, 2009, of American Express Company announcing its financial results for the third quarter of 2009.

99.2 Additional financial information relating to the financial results of American Express Company for the third quarter of 2009.

99.3     2009 Third Quarter Earnings Supplement of American Express Company.

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